UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 26, 2018

CYS Investments, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 6th Floor Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 639-0440

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On April 25, 2018, CYS Investments, Inc., a Maryland corporation (“CYS”), Two Harbors Investment Corp., a Maryland corporation (“Two Harbors”), and Eiger Merger Subsidiary LLC, a Maryland limited liability company and an indirect, wholly owned subsidiary of Two Harbors (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, Merger Sub will be merged with and into CYS, with CYS continuing as the surviving corporation (the “Merger”).

On April 26, 2018, CYS and Two Harbors issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1.

On April 26, 2018, CYS and Two Harbors provided supplemental information regarding the Merger in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Item 7.01 above is incorporated herein by reference in this Item 8.01.

Forward-Looking Statements

This Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits of the Merger, CYS’ and Two Harbors’ plans, objectives, expectations and intentions, the expected timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that CYS or Two Harbors expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “could,” “may,” “foresee,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to: statements regarding the Merger, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. Pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. CYS’ and Two Harbors’ ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although CYS and Two Harbors believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the companies can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include: the expected timing and likelihood of completion of the Merger; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that stockholders of Two Harbors may not approve the issuance of Two Harbors common stock in connection with the Merger or that stockholders of CYS may not approve the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; fluctuations in the adjusted book value per share of both CYS and Two Harbors; risks related to disruption of management’s attention from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of CYS or Two Harbors; the risk that the Merger and its announcement could have an adverse effect on the ability of CYS and Two Harbors to retain and hire key personnel and the effect on the operating results and businesses of CYS and Two Harbors generally; the outcome of any legal proceedings relating to the Merger; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of CYS or Two Harbors. All such factors are difficult to predict and are beyond the control of CYS and Two Harbors, including those detailed in CYS’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on its website at http://www.cysinv.com and on the SEC’s website at http://www.sec.gov, and those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at http://www.twoharborsinvestment.com and on the SEC’s website at http://www.sec.gov.

Each of the forward-looking statements of CYS or Two Harbors are based on assumptions that CYS or Two Harbors, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither CYS nor Two Harbors undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Participants in the Solicitation

CYS, Two Harbors and their directors, executive officers and certain other members of management and employees of CYS and Two Harbors may be deemed to be “participants” in the solicitation of proxies from the stockholders of CYS and Two Harbors in connection with the Merger. Stockholders can find information about CYS and its directors and executive officers and their ownership of common stock of CYS in CYS’ annual report on Form 10-K for the fiscal year ended December 31, 2017 and in its definitive proxy statement relating to its 2018 annual meeting of stockholders filed with the SEC on March 29, 2018. Stockholders can find information about Two Harbors and its directors and executive officers and their ownership of common stock of Two Harbors in Two Harbors’ annual report on Form 10-K for the fiscal year ended December 31, 2017 and in its definitive proxy statement relating to its 2018 annual meeting of stockholders filed with the SEC on March 29, 2018. Additional information regarding the interests of such individuals in the Merger will be included in the joint proxy statement / prospectus relating to the Merger when it is filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Important Additional Information and Where to Find It

In connection with the Merger, Two Harbors will file with the SEC a registration statement on Form S-4, that will include a joint proxy statement of CYS and Two Harbors and a prospectus of Two Harbors. The Merger will be submitted to the stockholders of CYS and Two Harbors for their consideration. CYS and Two Harbors may also file other documents with the SEC regarding the Merger. The definitive joint proxy statement / prospectus will be sent to the stockholders of CYS and Two Harbors. This document is not a substitute for the registration statement and joint proxy statement / prospectus that will be filed with the SEC or any other documents that CYS or Two Harbors may file with the SEC or send to its stockholders in connection with the Merger. INVESTORS AND STOCKHOLDERS OF CYS AND TWO HARBORS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain a free copy of the registration statement and the joint proxy statement / prospectus (when available) and all other documents filed or that will be filed with the SEC by CYS or Two Harbors at the SEC’s web site at http://www.sec.gov. Copies of documents filed with the SEC by CYS will be made available free of charge on CYS’ website at http://www.cysinv.com or by directing a request to: CYS Investments, Inc., 500 Totten Pond Road, 6th Floor, Waltham, Massachusetts 02451, Attention: Richard E. Cleary. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at http://www.twoharborsinvestment.com or by directing a request to: Two Harbors Investment Corp., 575 Lexington Avenue, Suite 2930, New York, New York 10022, Attention: Investor Relations.

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Joint Press release, dated April 26, 2018

99.2	Investor Presentation, dated April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

By:	/s/ Jack DeCicco
Name:	Jack DeCicco, CPA
Title:	Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: April 26, 2018

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